UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 14, 2004

                       WORLD INFORMATION TECHNOLOGY, INC.
                       ----------------------------------
               (Exact name of Registrant as specified in charter)

           Nevada                         0-49795                  80-0001653
----------------------------            -----------            -----------------
(State or other jurisdiction            (Commission            (I.R.S. Employer
    of incorporation)                   File Number)            Identification)

2300 W. Sahara Ave. Suite 500-B, Las Vegas, NV                        89102
---------------------------------------------------            -----------------
 (Address of principal executive offices)                          (zip code)

                    Issuer's telephone number: (714) 391-6026
                                 Not Applicable

         (Former name or former address, if changed, since last report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On March 31, 2004, World Information Technology, Inc. (the "Company") filed a Form 12b-25 Notification of Late Filing in connection with its inability to file its annual report on Form 10-KSB for the year ended December 31, 2003. The Company was not able to file its annual report on or before the 15th calendar day following the prescribed due date, as required. The reason for the delay in filing the annual report is the recent turnover in the Company's independent public accountants. On January 15, 2004, Beckstead and Watts, LLP resigned as the Company's independent public accountants. On January 27, 2004, the Board of Directors of the Company engaged the firm of Rosenberg Rich Baker Berman & Company, P.A. On February 9, 2004, Rosenberg Rich Baker Berman & Company, P.A. withdrew as the Company's independent auditors. The Company was unable to retain independent public accountants on a permanent basis until April 9, 2004, when it engaged L.L. Bradford & Company, LLC. The Company cannot provide any assurance as to when it will be able to file its annual report on Form 10-KSB.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD INFORMATION TECHNOLOGY, INC.


By: /s/ Parsh Patel
   --------------------------------
   Parsh Patel
   Chief Executive Officer

Date: April 16, 2004